084126.039 | 6467377v4 AMENDMENT NO. 3 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT This AMENDMENT NO. 3 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 23, 2023 (the “Amendment”), between Air T, Inc., a Delaware corporation (together with its successors and assigns, “Air T”), Jet Yard, LLC, an Arizona limited liability company (together with its successors and assigns, “Jet Yard”; and together with Air T being sometimes collectively referred to herein as the “Borrowers” and individually as a “Borrower”), and Minnesota Bank & Trust, a division of HTLF Bank, successor by merger to Minnesota Bank and Trust (the “Lender”). RECITALS: A. The Borrowers and the Lender are parties to that certain Third Amended and Restated Credit Agreement dated as of August 31, 2021, as amended by that certain Amendment No. 1 to Third Amended and Restated Credit Agreement dated June 9, 2022, and by that certain Amendment No. 2 to Third Amended and Restated Credit Agreement dated January 31, 2023 (the “Original Agreement”), pursuant to which Lender has agreed to extend credit to the Borrowers under the terms and conditions set forth therein. B. The Borrowers have requested that the Lender agree to (1) extend the Revolving Credit Termination Date to August 31, 2024, and (2) provide for a seasonal increase in the Revolving Credit Commitment. C. Subject to the terms and conditions of this Amendment, the Lender will agree to the foregoing request of the Borrowers. NOW, THEREFORE, the parties agree as follows: 1. Defined Terms. All capitalized terms used in this Amendment shall, except where the context otherwise requires, have the meanings set forth in the Original Agreement as amended hereby. 2. Amendments. (a) The definition of the terms “Revolving Credit Commitment”, “Revolving Credit Note” and “Revolving Credit Termination Date”, appearing in Section Article I of the Original Agreement are hereby amended in their respective entireties to read as follows: “‘Revolving Credit Commitment’ means the obligation of the Lender to make Revolving Credit Loans to Air T and issue Letters of Credit for the account of Air T in an aggregate principal amount not to exceed (a) $19,000,000 during the period commencing on May 1 and ending on November 30 of each year, or (b) $17,000,000 at all other times, as the same may be changed from time to time pursuant to the terms hereof. DocuSign Envelope ID: 69945E55-E085-477C-94DE-5F8DF61BA41E

2 084126.039 | 6467377v4 ‘Revolving Credit Note’ means the Amended and Restated Revolving Credit Note in the original principal amount of $19,000,000.00, dated June 23, 2023, in the form provided by Lender, made by Air T payable to the order of the Lender, as such promissory note may be amended, modified or supplemented from time to time, and such term shall include any substitutions for, or renewals of, such promissory note. ‘Revolving Credit Termination Date’ means the earliest to occur of (a) August 31, 2024, (b) the date the Revolving Credit Commitment is permanently reduced to zero pursuant to Error! Reference source not found., and (c) the termination of the Revolving Credit Commitment pursuant to Section 8.02.” (b) Article I of the Original Agreement is further amended by inserting definitions of the following terms in the appropriate alphabetical order: “‘Applicable Margin’ means, at any date of determination, the percentage indicated below in accordance with the Total Funded Debt Leverage Ratio at such date: Total Funded Debt Leverage Ratio Applicable Margin Less than to 2.00:1.00 2.25% Greater than or equal to 2.00:1.00 but less than 2.75:1.00 2.50% Greater than or equal to 2.75:1.00 but less than 3.25:1.00 2.75% Greater than or equal to 3.25:1.00 3.25% The Applicable Margin on the Third Amendment Effective Date is 3.25% and the Applicable Margin shall continue at such percentage until changed in accordance with the terms of this definition. The Total Funded Debt Leverage Ratio and the Applicable Margin will be determined at each Applicable Margin Determination Date, commencing with the September 30, 2023 Applicable Margin Determination Date, as calculated from the financial statements delivered by the Borrowers for Air T’s fiscal quarter ending on such Applicable Margin Determination Date pursuant to Section 6.01(b) of this Agreement. Any increase or decrease in: (a) the Applicable Margin shall apply to all then existing or thereafter arising Revolving Credit Loans; and (b) the Applicable Margin shall become effective as of the first day of the first month following the date on which the Borrowers deliver Air T’s financial statements to the Lender in accordance with Section 6.01(b) showing that the Total Funded Debt Leverage Ratio as calculated for an Applicable Margin Determination Date required a change in the Applicable Margin, and shall continue to be effective until subsequently changed in accordance with this definition; provided, that, if the financial statements required by Section 6.01(b) are not delivered in the time periods provided therein, then the Total Funded Debt Leverage Ratio will be deemed to be greater than 3.25 to 1.0. DocuSign Envelope ID: 69945E55-E085-477C-94DE-5F8DF61BA41E

3 084126.039 | 6467377v4 ‘Applicable Margin Determination Date’ means the last day of each of Air T’s fiscal quarters that end on March 31 or September 30 of each year. ‘Third Amendment’ means that certain Amendment No. 3 to Third Amended and Restated Credit Agreement dated as of June 23, 2023, amending this Agreement. ‘Third Amendment Effective Date’ means the ‘Effective Date’ of the Third Amendment, as such term is therein defined. ‘Total Funded Debt’ means, at any Applicable Margin Determination Date, all Debt for borrowed money (including the Loans), all Indebtedness evidenced by notes, bonds, debentures, or similar instruments, and all Capital Lease Obligations, and also including Indebtedness consisting of guaranties of Total Funded Debt of other Persons. ‘Total Funded Debt Leverage Ratio’ means, at any Applicable Margin Determination Date, the period of twelve (12) consecutive months ending on such date, the ratio of (a) Total Funded Debt, to (b) EBITDA.” (c) Section 2.11 of the Original Agreement is hereby amended in its entirety to read as follows: “ Section 2.11. Revolving Credit Commitment Fee. Air T shall pay to the Lender a fee (the “Revolving Credit Commitment Fee”) in an amount determined by applying a rate of (a) 0.11 % per annum at all dates prior to June 23, 2023 and (b) 0.15% per annum on June 23, 2023 and all subsequent dates, to the average daily excess of the Revolving Credit Commitment over the outstanding principal balance of the Revolving Credit Loans. Such Revolving Credit Commitment Fee shall be payable to the Lender in arrears on the last day of each calendar month.” (d) Section 7.04(f) of the Original Agreement is hereby amended in its entirety to read as follows: “ (f) Only so long as no Default or Event of Default has occurred and is continuing either before or following the making of any such Investment, Air T may make other Investments (“Other Investments”) not otherwise permitted under this Section; provided, that, the aggregate amount of such Other Investments shall not exceed $5,000,000 in any of Air T’s fiscal years.” (e) Section 8.01(k) of the Original Agreement is hereby amending by replacing the reference in such Section to the term “Collateral Account” is replaced with “Collateral Account Agreement”. (f) The Original Agreement is further amended by inserting a new Section 9.16 immediately following existing Section 9.15 to read as follows: DocuSign Envelope ID: 69945E55-E085-477C-94DE-5F8DF61BA41E

4 084126.039 | 6467377v4 “ Section 9.16 Arbitration. (a) Disputes. Lender and each party to this agreement hereby agree that all disputes, claims and controversies between them whether individual or joint in nature, whether arising from the agreement, or any related note or agreement, whether in tort, contract or equitable, and now existing or hereafter arising (collectively, “Disputes”) shall be arbitrated pursuant to the Rules of the American Arbitration Association in effect at the time the claim is filed, upon request of either party. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision. The Arbitration provision is a material inducement for the parties entering into the transactions relating to this agreement. Any party who fails or refuses to submit to arbitration following a demand by any other party shall bear all costs and expenses incurred by such other party in compelling arbitration. DISPUTES SUBMITTED TO ARBITRATION ARE NOT RESOLVED IN COURT BY A JUDGE OR JURY. TO THE EXTENT ALLOWED BY APPLICABLE LAW, THE PARTIES IRREVOCABLY AND VOLUNTARILY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY DISPUTE ARBITRATED PURSUANT TO ARBITRATION. No party hereto shall be entitled to join or consolidate Disputes by or against others in any arbitration, or to include in any arbitration any Dispute as a representative or member of a class, or to act in any arbitration in the interest of the general public or in a private attorney general capacity. (b) Governing Rules. If a Dispute cannot be settled through negotiation, the parties agree first to try in good faith to settle the Dispute by mediation administered by the American Arbitration Association under its Commercial Mediation Procedures before resorting to arbitration, litigation, or some other Dispute resolution procedure. Any arbitration proceeding in which the amount in controversy is: (i) at least $1,000,000.00 shall be conducted in accordance with the AAA’s optional procedures for large, complex commercial Disputes; (ii) $5,000,000.00 or less will be decided by a single arbitrator who shall not render an award of greater than $5,000,000.00; and (iii) $5,000,000.00 or more shall be decided by majority vote of a panel of three arbitrators; provided however, that all three arbitrators must actively participate in all hearings and deliberations. Every arbitrator shall be a neutral practicing attorney or a retired member of the state or federal judiciary, in either case with a minimum of ten years’ experience in the substantive law applicable to the subject matter of the Dispute. No arbitrator or other party to an arbitration proceeding may disclose the existence, content or results thereof, except for disclosures of information by a party required in the ordinary course of its business or by applicable law or regulation. The Arbitration provision shall survive the repayment of the Notes and the termination, amendment, or expiration of any of the documents or any relationship between the parties. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would DocuSign Envelope ID: 69945E55-E085-477C-94DE-5F8DF61BA41E

5 084126.039 | 6467377v4 otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. (c) Self Help, Provisional Remedies and Foreclosure. No action by any party to take or dispose of any collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; foreclosing against real property, invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. (d) Small Claims Court. Any party may require that a Dispute be resolved in Small Claims Court if the Dispute and related claims are fully within that court’s jurisdiction. (e) Real Property Collateral. Notwithstanding anything herein to the contrary, no Dispute shall be submitted to arbitration if the Dispute concerns indebtedness secured directly or indirectly, in whole or in part, by any real property located in a state which recognizes a one action rule unless any conditions for arbitration that are set forth in the mortgage or deed of trust are satisfied; if any such Disputes are not referred to arbitration, then any provision in the mortgage or deed of trust providing for the referral of Disputes to a referee or master shall be applicable to such Disputes. (f) Self Help, Provisional Remedies and Foreclosure. No action by any party to take or dispose of any collateral securing any Note shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; foreclosing against real property; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any collateral securing any Note, including any claim to rescind, reform, or otherwise modify any agreement relating to the collateral securing any Note, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party.” (g) The form of Borrowing Base Certificate attached as Exhibit B to the Original Agreement is amended in its entirety to conform with the form of Borrowing Base DocuSign Envelope ID: 69945E55-E085-477C-94DE-5F8DF61BA41E

6 084126.039 | 6467377v4 Certificate (Amended 6/2023) attached as Exhibit B to this Amendment. (h) The form of Compliance Certificate attached as Exhibit C to the Original Agreement is amended in its entirety to conform with the form of Compliance Certificate (Amended 6/2023) attached as Exhibit C to this Amendment. 3. Conditions to Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) when, and only when, the Lender shall have received: (a) this Amendment, duly executed by a Responsible Officer of each Borrower; (b) an Amended and Restated Revolving Credit Note (the “A&R Revolving Credit Note”), in the form provided by Lender, duly executed by Air T; (c) a certificate of the secretary of each Borrower in the form provided by the Lender, appropriately completed and duly executed by such Borrower’s secretary; (d) an Acknowledgment and Agreement, in the form provided by the Lender, duly executed by each Guarantor that is not a Borrower; (e) an Acknowledgment and Agreement, in the form provided by the Lender, duly executed by Jet Yard; (f) a non-refundable amendment fee in the amount of $10,000, payable in immediately available funds; and (g) such other documents as the Lender may reasonably request. 4. Representations and Warranties. To induce the Lender to enter into this Amendment, the Borrowers jointly and severally represent and warrant to the Lender as follows: (a) The execution, delivery and performance by the Borrowers of this Amendment, the A&R Revolving Credit Note and any other Loan Document to which either or both Borrowers is a party have been duly authorized by all necessary corporate, or as the case may be, limited liability company, action, do not require any approval or consent of, or any registration, qualification or filing with, any government agency or authority or any approval or consent of any other person (including, without limitation, any shareholder), do not and will not conflict with, result in any violation of or constitute any default under, any provision of either Borrower’s formation or governance documents, any agreement binding on or applicable to either Borrower or either Borrower’s property, or any law or governmental regulation or court decree or order, binding upon or applicable to either Borrower or of any of either Borrower’s property and will not result in the creation or imposition of any security interest or other lien or encumbrance in or on any of its property pursuant to the provisions of any agreement applicable to either Borrower or either Borrower’s property; (b) The representations and warranties contained in the Original Agreement are DocuSign Envelope ID: 69945E55-E085-477C-94DE-5F8DF61BA41E

7 084126.039 | 6467377v4 true and correct as of the date hereof as though made on that date except: (i) to the extent that such representations and warranties relate solely to an earlier date; and (ii) that the representations and warranties set forth in Section 5.04 of the Original Agreement to the audited annual financial statements and internally-prepared interim financial statements of Air T shall be deemed to be a reference to the audited financial statements and interim financial statements, as the case may be, of Air T most recently delivered to the Lender pursuant to Section 6.01(a) or 6.01(b) of the Original Agreement; (c) No events have taken place and no circumstances exist at the date hereof which would give either or both Borrowers the right to assert a defense, offset or counterclaim to any claim by the Lender for payment of the Obligations; (d) The Original Agreement, as amended by this Amendment, the A&R Revolving Credit Note and each other Loan Document to which any Borrower is a party are the legal, valid and binding obligations of such Loan Party and are enforceable in accordance with their respective terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws, rulings or decisions at the time in effect affecting the enforceability of rights of creditors generally and to general equitable principles which may limit the right to obtain equitable remedies; and (e) Both before and after giving effect to this Amendment, there does not exist any Default or Event of Default. 5. Release. The Borrowers hereby jointly and severally release and forever discharge the Lender and its successors, assigns, directors, officers, agents, employees and participants from any and all actions, causes of action, suits, proceedings, debts, sums of money, covenants, contracts, controversies, claims and demands, at law or in equity, which either or both Borrowers ever had or now has against the Lender or its successors, assigns, directors, officers, agents, employees or participants by virtue of the Lender’s relationship to the Borrowers in connection with the Loan Documents and the transactions related thereto 6. Reference to and Effect on the Loan Documents. (a) From and after the date of this Amendment, each reference in: (i) the Original Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Original Agreement, and each reference to the “Credit Agreement”, the “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Original Agreement in any other Loan Document shall mean and be a reference to the Original Agreement as amended hereby; and except as specifically set forth above, the Original Agreement remains in full force and effect and is hereby ratified and confirmed; and (ii) any Loan Document to the “Revolving Credit Note”, “thereunder”, “thereof”, “therein” or words of like import referring to the Revolving Credit Note shall mean and be a reference to the A&R Revolving Credit Note executed and delivered pursuant to this letter amendment. DocuSign Envelope ID: 69945E55-E085-477C-94DE-5F8DF61BA41E

8 084126.039 | 6467377v4 (b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under the Agreement or any other Loan Document, nor constitute a waiver of any provision of the Agreement or any such other Loan Document. 7. Costs, Expenses and Taxes. The Borrowers jointly and severally agree to pay on demand all costs and expenses of the Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and the other documents to be delivered hereunder or thereunder, including their reasonable attorneys’ fees and legal expenses. In addition, the Borrowers shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder and agrees to save the Lender harmless from and against any and all liabilities with respect to, or resulting from, any delay in the Borrowers’ paying or omission to pay, such taxes or fees. 8. Governing Law. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AMENDMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF. 9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose. 10. Counterparts. This Amendment may be executed in counterparts and by separate parties in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same document. Receipt by telecopy, pdf file or other electronic means of any executed signature page to this Amendment shall constitute effective delivery of such signature page. 11. Recitals. The Recitals hereto are incorporated herein by reference and constitute a part of this Amendment. [SIGNATURE PAGE FOLLOWS] DocuSign Envelope ID: 69945E55-E085-477C-94DE-5F8DF61BA41E

084126.039 | 6467377v4 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above. Air T, Inc., a Delaware corporation By: Name: Brian Ochocki Title: Chief Financial Officer Jet Yard, LLC, an Arizona limited liability company By: Stratus Aero Partners, LLC Its: Sole Member By: Air T, Inc., a Delaware corporation Its: Manager By: Name: Brian Ochocki Its: Chief Financial Officer Minnesota Bank & Trust, a division of HTLF Bank, successor by merger to Minnesota Bank and Trust By_____________________ Name: Dianne Wegscheid Title: Senior Vice President/Commercial Team Lead [Signature page Amendment No. 3 to Third Amended and Restated Credit Agreement] DocuSign Envelope ID: 69945E55-E085-477C-94DE-5F8DF61BA41E

DocuSign Envelope ID: 69945E55-E085-477C-94DE-5F8DF61BA41E

EXHIBIT B
Form of Borrowing Base Certificate (Amended 6/2023)

Minnesota Bank & Trust
9800 Bren Road East, Suite 200
Minnetonka, MN 55343
Attention: Ms. Dianne Wegscheid, SVP

Computed as of: ________________________ Report Number: ________

The undersigned is the Borrower under that certain Third Amended and Restated Credit Agreement, dated as of August 31, 2021 (such Third Amended and Restated Credit Agreement, as amended to date and as it may be further amended, modified, supplemented or restated from time to time being the "Credit Agreement"; capitalized terms not otherwise defined herein being used as therein defined) between AIR T, INC. (the "Borrower") and MINNESOTA BANK & TRUST (the "Lender").

The Borrower hereby reaffirms all representations and warranties to the Credit Agreement and certifies and warrants that the Borrower and the other Loan Parties hold, subject to the security interest of the Lender under the Agreement, and the other Loan Documents, the following Collateral computed on a consolidated basis as of _____________ __, 202_.

A. ACCOUNTS RECEIVABLE

1. Accounts Receivable Balance as of period ending above		$___________
2. Less: Ineligible Accounts		
a. Receivables over 120 days past invoice date	$___________	
b. 10% redline rule	$___________	
c. Insolvent	$___________	
d. Foreign	$___________	
e. Affiliated	$___________	
f. Contras	$___________	
g. U.S. Government	$___________	
h. Bonded	$___________	
i. State, county, municipality	$___________	
j. Customer deposits	$_____________	
k. Excess of concentration limit for account debtor	$_____________	
l. Other miscellaneous	$____________	
3. TOTAL Ineligibles		($__________)
4. Total Eligible Accounts (Line A.1 – Line A.3)		$___________
5. Eligible Accounts Loan Value at 75% of Line A.4.		$___________

084126.039 | 6467377v4

DocuSign Envelope ID: 69945E55-E085-477C-94DE-5F8DF61BA41E

B. INVENTORY Report dated ______________________(see attached)

1. Raw Materials and Finished Goods Inventory		$__________
2. Less:		
a. Discontinued	$______________	
b. Stored at a location w/out appropriate landlord/bailee/warehouseman's waiver	$______________	
c. Consigned to a Loan Party		
d. Inventory consigned by a Loan Party that does not comply with all Consigned Inventory Requirements	$______________	
3. Total Ineligibles		$____________
4. Total Eligible Raw Materials and Finished Goods Inventory (Line B.1-Line B.3)		$_____________
5. Eligible Raw Materials and Finished Goods Inventory Loan Value @ 50% of Line B.4		$_____________
6. GGS Titled Vehicles Inventory		$____________
7. Less:		
a. Discontinued	$______________	
b. Stored at a location w/out appropriate landlord/bailee/warehouseman's waiver	$______________	
c. Consigned to a Loan Party		
d. Inventory consigned by a Loan Party that does not comply with all Consigned Inventory Requirements	$______________	
8. Total Ineligible GGS Titled Vehicles Inventory		$____________
9. Total Eligible GGS Titled Vehicles Inventory (Line B.6-Line B.8)		$_____________
10. Eligible GGS Titled Vehicles Inventory Loan Value @ 40% of Line B.4		$_____________
11. Eligible Inventory Loan Value (Line B5 + B.10)[1]		

[1] **Not to exceed 75% of Total Borrowing Base**

084126.039 | 6467377v4

084126.039 | 6467377v4 C. Borrowing Base: 1. (Line A.4 + Line B.11) $______________ D. Availability/Amount to be Repaid: 1. Total Usage (Outstanding principal balance of Revolving Loans + Letter of Credit Obligations) $_______________ 2. Revolving Credit Commitment $17,000,0002 3. Borrowing Base (Line C.1.) 4A. Availability (Amount by which the lesser of [Line D.2 and Line D.3] exceeds Line D.1) $_______________ 4B. Amount to be repaid and Letters of Credit to be cash collateralized (Amount by which Line D.1 exceeds the lesser of [Line D.2 and Line D.3]) $_______________ The undersigned further certifies and warrants that (a) the Borrower has received federal income tax refunds in the amount of $___________ during the current Fiscal Year, (b) the Borrower has been awarded Employee Retention Tax Credits in the aggregate amount of $_____________ during the current Fiscal Year, and (c) no Event of Default is existing as of the date hereof and, to the best knowledge and belief of the officer of Air T executing this Borrowing Base Certificate, there has not been (except as may otherwise indicated below) any change to the information set forth above since the computation date specified above which would materially reduce the amounts shown if such amounts were computed as of the date of this Borrowing Base Certificate and all of the information provided on: (a) the Inventory report attached as Schedule A to this Borrowing Base Certificate and (b) the Other Investments report attached as Schedule B to this Borrowing Base Certificate, is true and correct as of the date hereof. AIR T, INC. By Title: Date: _________ 2 $19,000,000 during the period commencing on May 1 and ending on November 30 of each year DocuSign Envelope ID: 69945E55-E085-477C-94DE-5F8DF61BA41E

084126.039 | 6467377v4 Schedule A to Borrowing Base Certificate Inventory Report as of _________________ [see attached] DocuSign Envelope ID: 69945E55-E085-477C-94DE-5F8DF61BA41E

084126.039 | 6467377v4 Schedule B to Borrowing Base Certificate Other Investments Report as of _________________ [see attached] DocuSign Envelope ID: 69945E55-E085-477C-94DE-5F8DF61BA41E

084126.039 | 6467377v4 EXHIBIT C FORM OF COMPLIANCE CERTIFICATE (Amended 6/2023) Minnesota Bank & Trust 9800 Bren Road East, Suite 200 Minnetonka, MN 55343 Attention: Ms. Dianne Wegscheid, SVP The undersigned is a Borrower under that certain Third Amended and Restated Credit Agreement, dated as of August 31, 2021 (as the same may be amended, modified or supplemented from time to time, herein called the “Agreement;” capitalized terms not otherwise defined herein being used as therein defined) between AIR T, INC., a Delaware corporation, Jet Yard, LLC, an Arizona limited liability company (the “Borrowers”), and MINNESOTA BANK & TRUST (the “Lender”). Pursuant to Section 6.02(b) of the Agreement, the undersigned certifies to the Lender as follows: The consolidated financial statements of Air T and its Subsidiaries attached hereto for the period ending ______________, 202__ (the “Financial Statements”) have been prepared in accordance with GAAP (except, in the case of the interim unaudited financial statements, for the absence of footnotes and subject to customary year end adjustments). 1. The representations and warranties contained in Article V of the Credit Agreement are true and correct as of the date hereof as though made on that date except to the extent that such representations and warranties expressly relate to an earlier date and except that the representations and warranties set forth in Section 5.04 of the Credit Agreement to the financial statements of Air T shall be deemed a reference to the audited and unaudited consolidated financial statements of Air T and its Subsidiaries, then most recently delivered to the Lender pursuant to Section 6.01(a) or (b) of the Credit Agreement, as the case may be. 2. As of _________, 202__, (the “Measurement Date”) no Default or Event of Default has occurred and is continuing [except (describe here any Default or Event of Default and the action which the undersigned proposes to take with respect thereto.)]. DocuSign Envelope ID: 69945E55-E085-477C-94DE-5F8DF61BA41E

084126.039 | 6467377v4 3. Section 7.13(a). As of the Measurement Date, the minimum required Debt Service Coverage Ratio for the Measurement Period ending on the Measurement Date was 1.25 to 1.00 and the actual Debt Service Coverage Ratio was ___ to 1.00, as calculated in accordance with the Credit Agreement as set forth on the spreadsheet attached hereto as Schedule I and incorporated herein by reference. 4. Section 7.13(b). As of the Measurement Date, the minimum permitted Asset Coverage Ratio was 1.50 to 1.00 and the Borrower’s actual Leverage Ratio was ___ to 1.00, as calculated in accordance with the Credit Agreement as set forth on the spreadsheet attached hereto as Schedule I and incorporated herein by reference. 5. Total Funded Debt Leverage Ratio for purpose of determining Applicable Margin [Only if the Measurement Date is March 31 or September 30]. As of the Measurement Date the Borrower’s Total Funded Debt Leverage Ratio was ____ to 1.00, as calculated in accordance with the Credit Agreement as set forth on the spreadsheet attached hereto as Schedule I and incorporated herein by reference. AIR T, INC. By Title: Date: DocuSign Envelope ID: 69945E55-E085-477C-94DE-5F8DF61BA41E

084126.039 | 6467377v4 Schedule I to Compliance Certificate Covenant Calculations [see attached] DocuSign Envelope ID: 69945E55-E085-477C-94DE-5F8DF61BA41E

ACKNOWLEDGMENT AND AGREEMENT Dated: June 23, 2023. Each of the undersigned has (a) guaranteed the payment and performance of all obligations of Air T, Inc., a Delaware corporation (together with its successors and assigns, “Air T”), and Jet Yard, LLC, an Arizona limited liability company (together with its successors and assigns, “Jet Yard”; and together with Air T being sometimes collectively referred to herein as the “Borrowers” and individually as a “Borrower”), to Minnesota Bank & Trust, a division of HTLF Bank, successor by merger to Minnesota Bank and Trust (the “Lender”), pursuant to the terms of an Amended and Restated Guaranty dated as of August 31, 2021 (the “Guaranty”), jointly and severally made by the undersigned in favor of the Lender, which obligations include, without limitation, all “Obligations” (as defined in the Original Agreement described below) of the Borrowers to the Lender pursuant to that certain Third Amended and Restated Credit Agreement dated as of August 31, 2021, as amended by that certain Amendment No. 1 to Third Amended and Restated Credit Agreement dated June 9, 2022, and by that certain Amendment No. 2 to Third Amended and Restated Credit Agreement dated January 31, 2023 (as so amended, the “Original Agreement”), between the Borrowers and the Lender, and (b) granted a first priority security interest in its assets to the Lender as collateral for such Obligations pursuant to the terms of that certain Amended and Restated Security Agreement dated as of August 31, 2021 (the “Security Agreement”). Each of the undersigned acknowledges that it has received a copy of the proposed Amendment No. 3 to Third Amended and Restated Credit Agreement dated to be effective as of June 23, 2023 (the “Amendment”) providing for a seasonal increase in the Revolving Credit Commitment on the “Effective Date” of the Amendment, and amending certain other terms of the Original Agreement. Each of the undersigned (a) confirms that both the Guaranty and the Security Agreement remain in full force and effect, (b) agrees and acknowledges that the Amendment shall not in any way impair or limit the rights of the Lender under the Guaranty or under the Security Agreement, and (c) hereby acknowledges and agrees that (i) pursuant to the Guaranty, the Guarantors jointly and severally guaranty the payment and performance of all Obligations under the Original Agreement as amended by the Amendment, and (ii) pursuant to the Security Agreement each of the undersigned continues to grant a security interest to the Lender in the “Collateral” covered thereby to secure all Obligations of the Borrowers to the Lender, including, without limitation, all Loans now or hereafter made by the Lender under the Original Agreement as amended by the Credit Agreement. Each of the undersigned agrees that each reference to the “Credit Agreement”, the “Loan Agreement”, “therein”, “thereof”, “thereby” or words of similar effect referring to the Credit Agreement in any Loan Document to which such undersigned is a party shall mean and be a reference to the Original Agreement, as amended by the Amendment. Each of the undersigned: (a) represents and warrants to the Lender that no events have taken place and no circumstances exist at the date hereof which would give such undersigned the right to assert a defense, offset or counterclaim to any claim by the Lender for payment of the Obligations guaranteed by such undersigned or for the enforcement of the Guaranty; and (b) hereby releases and forever discharges the Lender and its successors, assigns, directors, officers, agents, DocuSign Envelope ID: 69945E55-E085-477C-94DE-5F8DF61BA41E

employees and participants from any and all actions, causes of action, suits, proceedings, debts, sums of money, covenants, contracts, controversies, claims and demands, at law or in equity, which such undersigned ever had or now has against the Lender or its successors, assigns, directors, officers, agents, employees or participants by virtue of their relationship to the Borrowers or any of the undersigned in connection with the Loan Documents and the transactions related thereto. Nothing in this Acknowledgment and Agreement requires the Lender to obtain the consent of any of the undersigned to any future amendment, modification or waiver to the Original Agreement, as amended by the Amendment, or any other Loan Document to which such undersigned is a party except as expressly required by the terms of the Loan Documents to which such undersigned is a party. This Acknowledgment and Agreement may be executed in counterparts and by separate parties in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same document. The delivery of a facsimile, pdf or other digital copy of an executed counterpart of this Acknowledgment and Agreement shall be deemed to be valid execution and delivery of this Acknowledgment and Agreement. [SIGNATURE PAGES FOLLOW] DocuSign Envelope ID: 69945E55-E085-477C-94DE-5F8DF61BA41E

[Guarantor Acknowledgment and Agreement Signature Page] Each of the undersigned has executed this Acknowledgment and Agreement to be effective as of the first date set forth above. AIRCO, LLC By: Name: Mark Jundt Title: Secretary AIR T GLOBAL LEASING, LLC By: Name: Mark Jundt Title: Secretary AIRCO SERVICES, LLC By: Name: Mark Jundt Title: Secretary AIRCO 2, LLC By: AIRCO, LLC Its: Sole Member By: Name: Mark Jundt Title: Secretary DocuSign Envelope ID: 69945E55-E085-477C-94DE-5F8DF61BA41E

[Guarantor Acknowledgment and Agreement Signature Page] Air’Zona Aircraft Services, LLC By: Name: Mark Jundt Title: Secretary CSA AIR, INC. By: Name: Mark Jundt Title: Secretary GLOBAL GROUND SUPPORT, INC. By: Name: Mark Jundt Title: Secretary JET YARD SOLUTIONS, LLC By: Stratus Aero Partners, LLC Its: Sole Member By: Air T, Inc., a Delaware corporation Its: Manager By: Name: Mark Jundt Its: Secretary MOUNTAIN AIR CARGO, INC. By: Name: Mark Jundt Title: Secretary DocuSign Envelope ID: 69945E55-E085-477C-94DE-5F8DF61BA41E

[Guarantor Acknowledgment and Agreement Signature Page] SPACE AGE INSURANCE COMPANY By: Name: Mark Jundt Title: Secretary STRATUS AERO PARTNERS, LLC By: Air T, Inc., a Delaware corporation Its: Manager By: Name: Mark Jundt Its: Secretary WORLDWIDE AIRCRAFT SERVICES, INC. By: Name: Mark Jundt Its: Secretary WORTHINGTON AVIATION, LLC By: Name: Mark Jundt Its: Secretary DocuSign Envelope ID: 69945E55-E085-477C-94DE-5F8DF61BA41E

084126\039\6308466.v2 ACKNOWLEDGMENT AND AGREEMENT Dated: June 23, 2023. The undersigned, Jet Yard, LLC, an Arizona limited liability company (the “Guarantor”) has (a) guaranteed the payment and performance of all obligations of its affiliate, Air T, Inc., a Delaware corporation (together with its successors and assigns, “Air T”), to Minnesota Bank & Trust, a division of HTLF Bank, successor by merger to Minnesota Bank and Trust (the “Lender”), pursuant to the terms of a Guaranty dated as of August 31, 2021 (the “Guaranty”) executed by the Guarantor in favor of the Lender, which obligations include, without limitation, all “Obligations” (as defined in the Original Agreement described below) of Air T to the Lender pursuant to that certain Third Amended and Restated Credit Agreement dated as of August 31, 2021, as amended by that certain Amendment No. 1 to Third Amended and Restated Credit Agreement dated June 9, 2022, and by that certain Amendment No. 2 to Third Amended and Restated Credit Agreement dated January 31, 2023 (as so amended, the “Original Agreement”), between the Guarantor and Air T as the “Borrower” parties and the Lender, and (b) granted a first priority security interest in its assets to the Lender as collateral for such Obligations pursuant to the terms of that certain Amended and Restated Security Agreement dated as of August 31, 2021 (the “Security Agreement”). The Guarantor acknowledges that it has received a copy of the proposed Amendment No. 3 to Third Amended and Restated Credit Agreement dated to be effective as of June 23, 2023 (the “Amendment”) providing for a seasonal increase in the Revolving Credit Commitment on the “Effective Date” of the Amendment, and amending certain other terms of the Original Agreement. The Guarantor (a) confirms that both the Guaranty and the Security Agreement remain in full force and effect, (b) agrees and acknowledges that the Amendment shall not in any way impair or limit the rights of the Lender under the Guaranty or under the Security Agreement, and (c) hereby acknowledges and agrees that (i) pursuant to the Guaranty, the Guarantor guarantees the payment and performance of all Obligations under the Original Agreement, as amended by the Amendment, and (ii) pursuant to the Security Agreement the Guarantor continues to grant a security interest to the Lender in the “Collateral” covered thereby to secure all Obligations under the Original Agreement, as amended by the Credit Agreement, including, without limitation, the repayment of Term Loan F and all other Loans hereafter made by the Lender under the Original Agreement as amended by the Credit Agreement. The Guarantor agrees that each reference to the “Credit Agreement”, the “Loan Agreement”, “therein”, “thereof”, “thereby” or words of similar effect referring to the Credit Agreement in any Loan Document to which the Guarantor is a party shall mean and be a reference to the Original Agreement, as amended by the Amendment. The Guarantor: (a) represents and warrants to the Lender that no events have taken place and no circumstances exist at the date hereof which would give the Guarantor any right to assert a defense, offset or counterclaim to any claim by the Lender for payment of the Obligations guaranteed by the Guarantor or for the enforcement of the Guaranty; and (b) hereby releases and forever discharges the Lender and its successors, assigns, directors, officers, agents, employees and participants from any and all actions, causes of action, suits, proceedings, debts, sums of money, covenants, contracts, controversies, claims and demands, at law or in equity, which the DocuSign Envelope ID: 69945E55-E085-477C-94DE-5F8DF61BA41E

Guarantor ever had or now has against the Lender or its successors, assigns, directors, officers, agents, employees or participants by virtue of their relationship to Air T or the Guarantor in connection with the Loan Documents and the transactions related thereto. Nothing in this Acknowledgment and Agreement requires the Lender to obtain the consent of the Guarantor to any future amendment, modification or waiver to the Original Agreement, as amended by the Amendment, or any other Loan Document to which the Guarantor is a party except as expressly required by the terms of the Loan Documents to which the Guarantor is a party. The delivery of a facsimile, pdf or other digital copy of an executed counterpart of this Acknowledgment and Agreement shall be deemed to be valid execution and delivery of this Acknowledgment and Agreement. [SIGNATURE PAGE FOLLOWS] DocuSign Envelope ID: 69945E55-E085-477C-94DE-5F8DF61BA41E

[Guarantor Acknowledgment and Agreement Signature Page] The Guarantor has executed this Acknowledgment and Agreement to be effective as of the first date set forth above. JET YARD, LLC, an Arizona limited liability company By: Stratus Aero Partners, LLC Its: Sole Member By: Air T, Inc., a Delaware corporation Its: Manager By: Name: Brian Ochocki Its: Chief Financial Officer DocuSign Envelope ID: 69945E55-E085-477C-94DE-5F8DF61BA41E

084126\039\6308420.v2 SECRETARY’S CERTIFICATE Date: June 23, 2023. The undersigned hereby certifies to Minnesota Bank & Trust, a division of HTLF Bank, successor by merger to Minnesota Bank and Trust (the “Lender”) that: (a) I am the Secretary of AIR T, INC., a Delaware corporation, the manager of STRATUS AERO PARTNERS, LLC, a Delaware limited liability company (the “Manager”), the sole member (the “Member”) of JET YARD, LLC, a limited liability company organized and existing in good standing under the laws of the State of Arizona (the “Company”); (b) the Resolutions attached as Exhibit A to that certain Secretary’s Certificate regarding the Company and signed and delivered to the Lender on or about August 31, 2021 (the “Original Certificate”), remain in full force and effect as of the date hereof and have not in any way been amended, modified or rescinded; (c) the Company’s Articles of Organization previously delivered to the Lender as an Exhibit to the Original Certificate remain in full force and effect as of the date hereof and have not in any way been amended, modified or rescinded; (d) the Company has no operating or limited liability company agreement; (d) the individuals whose signature specimens were included in the Secretary’s Certificate delivered to the Lender on or about June 26, 2020, continue to serve the Corporation in such capacities on the date of this Secretary’s Certificate. [signature page follows] DocuSign Envelope ID: 69945E55-E085-477C-94DE-5F8DF61BA41E

IN WITNESS WHEREOF, I have executed this Secretary’s Certificate as of date first set forth above. STRATUS AERO PARTNERS, LLC, the sole member of Jet Yard, LLC By: Air T, Inc., a Delaware corporation Its: Manager By: Name: Mark Jundt Title: Secretary DocuSign Envelope ID: 69945E55-E085-477C-94DE-5F8DF61BA41E

084126\039\6308439.v2 SECRETARY’S CERTIFICATE Date: June 23, 2023. The undersigned hereby certifies to Minnesota Bank & Trust, a Minnesota state banking corporation (the “Lender”) that: (a) I am the Secretary of Air T, Inc., a corporation organized, existing and in good standing in the State of Delaware (the “Corporation”), and that I am authorized to execute this Certificate on behalf of the Corporation; (b) The Certificate of Incorporation of the Company attached as Exhibit A to the Secretary’s Certificate regarding the Corporation and signed and delivered to the Lender on or about June 9, 2022, remain in full force and effect as of the date hereof and have not in any way been amended, modified or rescinded. As of the date of this Certificate, no action by the Company is pending which would amend, alter, rescind or repeal said Certificate of Incorporation. (c) the Resolutions attached as Exhibit A to that certain Secretary’s Certificate regarding the Corporation and signed and delivered to the Lender on or about August 31, 2021 (the “Original Certificate”), remain in full force and effect as of the date hereof and have not in any way been amended, modified or rescinded; (c) the Corporation’s Bylaws previously delivered to the Lender as Exhibit C to the Original Certificate remain in full force and effect as of the date hereof and have not in any way been amended, modified or rescinded; and (e) the individuals whose signature specimens were included in the Secretary’s Certificate delivered to the Lender on or about June 26, 2020, continue to serve the Corporation in such capacities on the date of this Secretary’s Certificate. [signature page follows] DocuSign Envelope ID: 69945E55-E085-477C-94DE-5F8DF61BA41E

IN WITNESS WHEREOF, I have hereunder subscribed my name to be effective as of the date first set forth above. . By: Name: Mark Jundt Its: Corporate Secretary DocuSign Envelope ID: 69945E55-E085-477C-94DE-5F8DF61BA41E